                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO BOND FUND
COUNSELOR SERIES TRUST)                 INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL INCOME
INVESTMENT FUNDS)                       OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO           INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                NEW YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

       on behalf of the Funds listed in
       the Exhibit to this Memorandum of
       Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR
  SERIES TRUST
  (INVESCO COUNSELOR                                                EXPIRATION
  SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  ------------------       ------------------------  -------------- ----------
  Invesco Strategic Real      Invesco will waive
    Return Fund              advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           4/30/2014    06/30/2017

  AIM INVESTMENT
  FUNDS (INVESCO                                                    EXPIRATION
  INVESTMENT FUNDS            WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  ----------------         ------------------------  -------------- ----------
  Invesco Global Targeted     Invesco will waive
    Returns Fund             advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           12/17/2013   06/30/2017

  Invesco Strategic           Invesco will waive
    Income Fund              advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments            5/2/2014    06/30/2017

  Invesco Unconstrained       Invesco will waive
    Bond Fund                advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           10/14/2014   06/30/2017

  AIM TREASURER'S
  SERIES TRUST
  (INVESCO TREASURER'S                                              EXPIRATION
  SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  --------------------     ------------------------  -------------- ----------
  Premier Portfolio           Invesco will waive
                             advisory fees in the
                            amount of 0.07% of the
                           Fund's average daily net
                                    assets              2/1/2011    12/31/2016

  Premier U.S.                Invesco will waive
    Government Money         advisory fees in the
    Portfolio               amount of 0.07% of the
                           Fund's average daily net
                                    assets              2/1/2011    12/31/2016

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                  ------------------- ---------------
Invesco American Franchise Fund            February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund    February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                   June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010   June 30, 2017
Invesco Equity and Income Fund             February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                    July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund        July 1, 2007     June 30, 2017
Invesco Growth and Income Fund             February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                 February 12, 2010   June 30, 2017
Invesco Short Duration High Yield
  Municipal Fund                           September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund           February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund           April 30, 2014    June 30, 2017

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                  ------------------- ---------------
Invesco Charter Fund                          July 1, 2007     June 30, 2017
Invesco Diversified Dividend Fund             July 1, 2007     June 30, 2017
Invesco Summit Fund                           July 1, 2007     June 30, 2017

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco European Small Company Fund           July 1, 2007     June 30, 2017
Invesco Global Core Equity Fund               July 1, 2007     June 30, 2017
Invesco International Small Company Fund      July 1, 2007     June 30, 2017
Invesco Small Cap Equity Fund                 July 1, 2007     June 30, 2017

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Convertible Securities Fund        February 12, 2010   June 30, 2017
Invesco Global Low Volatility Equity
  Yield Fund                                  July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund              July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                 July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                 February 12, 2010   June 30, 2017

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2017
Invesco European Growth Fund                  July 1, 2007     June 30, 2017
Invesco Global Growth Fund                    July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund            August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2017
Invesco International Companies Fund       December 21, 2015   June 30, 2017
Invesco International Core Equity Fund        July 1, 2007     June 30, 2017
Invesco International Growth Fund             July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund            August 3, 2012    June 30, 2017

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco All Cap Market Neutral Fund        December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/      May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                  November 29, 2010   June 30, 2017
Invesco Developing Markets Fund               July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund          May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency
  Debt Fund                                  June 14, 2010     June 30, 2017
Invesco Endeavor Fund                         July 1, 2007     June 30, 2017
Invesco Global Health Care Fund               July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund            May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund         December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/    September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/    December 17, 2013   June 30, 2017
Invesco Greater China Fund                    July 1, 2007     June 30, 2017
Invesco International Total Return Fund       July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund             December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets
  Fund                                     December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund    December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund              December 17, 2013   June 30, 2017
Invesco MLP Fund                            August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                February 12, 2010   June 30, 2017
Invesco Premium Income Fund                December 13, 2011   June 30, 2017
Invesco Select Companies Fund                 July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                 May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund             October 14, 2014   June 30, 2017

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Corporate Bond Fund                February 12, 2010   June 30, 2017
Invesco Global Real Estate Fund               July 1, 2007     June 30, 2017
Invesco High Yield Fund                       July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund/5/     July 1, 2007     June 30, 2017
Invesco Money Market Fund                     July 1, 2007     June 30, 2017
Invesco Real Estate Fund                      July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                  July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                  July 1, 2007     June 30, 2017
--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.
5 Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)

                  AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco American Value Fund                February 12, 2010  June 30, 2017
Invesco Comstock Fund                      February 12, 2010  June 30, 2017
Invesco Energy Fund                          July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                 July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund          July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund               February 12, 2010  June 30, 2017
Invesco Technology Fund                      July 1, 2007     June 30, 2017
Invesco Technology Sector Fund             February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund           February 12, 2010  June 30, 2017

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco High Yield Municipal Fund          February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal
  Income Fund                              February 12, 2010  June 30, 2017
Invesco Municipal Income Fund              February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund      February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                 July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund   July 1, 2007     June 30, 2017

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco V.I. American Franchise Fund       February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund           February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation
  Fund/5/                                  December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                 February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund            April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund     February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund        February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund       February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund         July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund         July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund      July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund        February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                 July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund       July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund         July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund        July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund           February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund               July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund            February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund           July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                 July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund        July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                            INVESCO EXCHANGE FUND

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Exchange Fund                      September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                           January 16, 2013   June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Conservative Income Fund              July 1, 2014     June 30, 2017

                               CLOSED-END FUNDS

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Advantage Municipal Income
  Trust II                                    May 15, 2012     June 30, 2017
Invesco Bond Fund                           August 26, 2015    June 30, 2017
Invesco California Value Municipal Income
  Trust                                       May 15, 2012     June 30, 2017
Invesco Dynamic Credit Opportunities Fund     May 15, 2012     June 30, 2017
Invesco High Income Trust II                  May 15, 2012     June 30, 2017
Invesco Municipal Income Opportunities
  Trust                                     August 26, 2015    June 30, 2017
Invesco Municipal Opportunity Trust           May 15, 2012     June 30, 2017
Invesco Municipal Trust                       May 15, 2012     June 30, 2017
Invesco Pennsylvania Value Municipal
  Income Trust                                May 15, 2012     June 30, 2017
Invesco Quality Municipal Income Trust      August 26, 2015    June 30, 2017
Invesco Senior Income Trust                   May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade
  Municipals                                  May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade
  New York Municipals                         May 15, 2012     June 30, 2017
Invesco Value Municipal Income Trust          June 1, 2010     June 30, 2017